Item 1: Report to Shareholders

Tax-Exempt Money Fund	February 29, 2008

The views and opinions in this report were current as of February 29, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal securities struggled in the 6- and 12-month periods ended February 29, 2008. In the last six months, munis were pressured by reduced liquidity and a continuing flight to quality, as monoline insurers unexpectedly reported significant mortgage-related exposure that seemed to jeopardize their ability to insure against municipal bond defaults. In an attempt to keep financial market turmoil and tighter lending conditions from pushing the economy into a recession, the Federal Reserve slashed the fed funds target rate from 5.25% to 3.00% in the last six months. The T. Rowe Price Tax-Free Funds produced mixed returns in the 6- and 12-month periods, as shorter-term and higher-quality municipal securities outperformed longer-term and lower-quality issues, but they outperformed their average competitors.

HIGHLIGHTS

• Municipal securities were pressured by reduced liquidity and a flight into Treasuries during the past six months.

• The funds’ returns were mixed, as shorter-term and higher-quality municipal securities outperformed longer-term and lower-quality issues.

• All four portfolios outpaced the average returns of their competitors during both the 6- and 12-month periods under review, thanks to our proprietary research, lower expenses, and investment strategies.

• Municipal bonds now offer compelling valuations relative to taxable bonds for investors in all tax brackets; valuations currently are more attractive than at any time in recent memory.

MARKET ENVIRONMENT

Economic growth slowed dramatically during the second half of our fiscal year. According to current estimates, the economy expanded at an annualized rate of only 0.6% in the fourth quarter of 2007 versus 4.9% in the third quarter. With the housing market continuing to deteriorate, the manufacturing and services sectors beginning to show signs of contraction, inflation pushing higher, and recent job growth sluggish, it seems that the economy is teetering on the edge of a recession—conventionally defined as two consecutive quarters of negative GDP growth.

As subprime mortgage losses mounted in the last six months and banks significantly curtailed their lending activities in an attempt to avoid additional losses, the Federal Reserve took several actions to encourage lending, increase liquidity, and keep credit market turmoil from toppling the economy. Perhaps the most far-reaching of these actions was a substantial, multistep reduction in the fed funds target rate—an interbank lending rate that banks also use as a benchmark for their prime lending rates to consumers—from 5.25% to 3.00%. Although inflation is currently higher than monetary policy officials would prefer, the central bank seems poised to continue cutting rates in the months ahead to keep the economy from deteriorating further. (After our reporting period ended, the Fed reduced the fed funds rate to 2.25% on March 18.)

Long-term municipal rates edged higher for most of the year, with 30-year AAA yields moving from about 4% to 4.4% at the beginning of February. In the last month of our fiscal year, these rates gapped up to more than 5%, as fears about monoline insurance companies, combined with a seizing-up of the auction-rate market, drove demand for municipals to very low levels. The broader environment weighing on brokerage firms’ need for capital meant there was little capacity left to support the municipal market.

Municipal bond yields are typically lower than taxable bond yields because their interest payments are exempt from federal income taxes. But due to a substantial February sell-off in the municipal market, tax-free bond yields spiked sharply above the yields of Treasury bonds with similar maturities. As of February 29, for example, the 4.12% yield offered by a 10-year municipal bond rated AAA was an unprecedented 117% of the 3.51% yield offered by a 10-year Treasury. In comparison, high-quality 10-year municipal bonds have provided an average of about 81% of the yield offered by 10-year Treasuries since 1990.

MUNICIPAL MARKET NEWS

New municipal issuance in 2007 reached a record $427 billion, according to The Bond Buyer, eclipsing the previous record of $408 billion in 2005. While demand from retail investors has been strong given the adjustment in tax-free interest rates, overall demand for tax-free securities from nontraditional investors, such as hedge funds and foreign entities, has slowed down, which has contributed to municipal market weakness. Although conventional new supply is down thus far this year, there has been an increase in secondary supply—stemming in part from the unwinding of structured transactions that create floating-rate securities from pools of long-term municipal bonds. In addition, tax-free bonds have been lagging in part because of concerns that the economic slowdown and falling real estate values will have an adverse impact on revenues collected by municipal governments.

The failure of the auction-rate securities (ARS) market in February is a relatively new concern for municipal investors. ARS typically have long-term maturities, but because they are structured with interest rates that are reset every seven, 28, or 35 days through an auction process, many have invested in these securities with the view that they could be treated as cash equivalents. Auctions have been failing because broker-dealers who typically support this market are either unable or unwilling to do so in the current environment. At this time, we believe that failures within the ARS market represent a liquidity issue, rather than a credit issue, and that the short-term credit implications for ARS issuers will be contained. However, an extended dislocation or a permanent end to this market in conjunction with the inability of certain issuers to refinance their debts could have a material impact on certain ARS issuers, particularly those with weaker financial situations.

Yet another negative factor affecting the municipal market is lingering uncertainty regarding monoline insurers that guarantee the timely repayment of bond principal and interest when an issuer defaults. Monoline insurers, which insure about half of the $2.5 trillion municipal bond market and are typically AAA rated by the major credit rating agencies, have come under substantial pressure due to apparently high exposure to structured financial products that house significant subprime mortgage risk. Downgrades of monoline insurance companies could compromise the related guarantees that they provide to a large portion of the municipal market and therefore lead to subsequent downgrades of the bonds they insure. This could force some portfolios to sell holdings whose ratings have fallen outside of a permissible range.

Although we realize this negative environment may linger, we have a positive long-term outlook for the municipal asset class. Current valuations, with AAA tax-exempt yields higher than Treasury yields across all maturities, present an attractive option for taxable investors in any tax bracket. The municipal bond market remains a high-quality market, where about half of the outstanding bonds are rated AAA or AA without an insurance guarantee. Many of the concerns regarding the financial health of monoline insurers seem to have already been discounted by the municipal bond market. Valuations of municipals relative to Treasuries are at historically cheap levels.

At T. Rowe Price, as an ongoing and integral part of our municipal bond investment process, we have always evaluated the fundamental merits of the issuer of each municipal bond investment, whether the security is insured or not. We believe this rigorous attention to fundamental research will continue to reward our investors over the long term.

PORTFOLIO STRATEGY

TAX-EXEMPT MONEY FUND
The fund outpaced its Lipper peer group average during the 6- and 12-month periods ended February 29, 2008, with returns of 1.42% and 3.12% versus 1.32% and 2.86%, respectively.

The past six months represent one of the most challenging market environments faced by the money market industry. Like a slow-moving wave, credit worries, liquidity concerns, and changing valuations—all stemming from the subprime mortgage crisis—rolled across the money markets. During the fall of 2007, investors focused their concerns on taxable money funds and their holdings of structured investment vehicles (SIVs)—short-term debt issued at relatively low rates that are used to buy higher-yielding assets, notably asset-backed securities that were at risk of credit rating downgrades. The focus turned to tax-exempt markets in late 2007, as new concerns about the viability of the monoline insurers, guarantors of much of the debt in the municipal money market, dominated the headlines. As experienced in the taxable money market during the fall, the municipal money market suffered similar dislocations, with investors quickly moving away from tainted monoline-insured debt in favor of investments deemed less prone to ratings downgrades, with spreads widening dramatically. We reduced exposure to insured bonds to 14% and held only securities that would still be money fund eligible if the insurance were not a factor.

During the reporting period, short-term interest rates dropped precipitously as the Fed cut the overnight funds rate 225 basis points (2.25%) to forestall the economic consequences resulting from the credit crunch. Short-term municipal yields fell far less than the fed funds rate. The aforementioned spread widening mitigated the decline in the overall level of interest rates. Seven-day municipal variable rates averaged 3.29% over the past six months versus 3.70% the prior six months—a decline of only 41 basis points. Longer-dated municipals, as represented by the one-year note yield, moved lower by 139 basis points to end the period yielding 2.27%. The substantially greater move in longer-term yields reflected a reaction to Fed easing and investor preference for “clean” state and local fixed-rate general obligations, without credit enhancement.

Our strategy reflected our expectations for ongoing Fed rate cuts as the credit crisis intensified. Therefore, our weighted average maturity remained substantially longer than that of our peer group, which gave us some yield advantage as interest rates fell. Our preference for high-quality, “untainted” variable-rate paper resulted in some sacrifice in yield as spreads widened over credit concerns; however, we remain convinced that prudence remains the hallmark of a well-managed money fund. As always, the fund never invests in securities subject to the alternative minimum tax (AMT). Our strategy in the near term remains centered on quality and liquidity. We expect the Fed to reach its terminal funds rate by early summer, although market disruptions are likely to persist intermittently.

The events of the past six months provide stark reminders to investors to remain true to a sound investment strategy based on solid credit work and a thorough understanding of liquidity provisions. There is no “free lunch;” higher returns are the result of higher risk. A long-instilled culture of prudent investing at T. Rowe Price means that, while large parts of the municipal money markets were convulsing with credit concerns, your fund was positioned to meet its investment mandate with minimal disruption. With the current credit cycle still having a long way to go before the excesses of the past few years are resolved, we remain extremely vigilant to any risks that might affect our shareholders.

TAX-FREE SHORT-INTERMEDIATE FUND
The fund significantly outpaced its Lipper peer group average during the 6- and 12-month periods ended February 29, 2008, with returns of 2.28% and 3.49% versus 1.52% and 2.43%, respectively. Dividends per share amounted to $0.09 over the last six months, and the portfolio’s 30-day SEC yield was 2.50%. The fund’s net asset value per share increased $0.03 to $5.34 as interest rates declined.

During the past six months, we maintained the same investment strategy that we had adopted in the spring of 2007. Our goal was to keep the portfolio’s duration, a measure of a fund’s sensitivity to interest rates (see Glossary for a more detailed explanation), longer than that of the benchmark. We maintained a minimum level of cash and very short-term securities, largely to avoid the risk of reinvesting at lower rates as securities matured with rates falling during the period. During the past six months, we cut our positions in bonds maturing in 2009 and redeployed the proceeds fairly evenly in two-, three-, four-, and five-year bonds.

Most of our new investments were in fairly high-quality general obligation and prerefunded bonds, as our goal was to extend maturities and avoid credit-quality risk. Now, with the yield spreads among various types of bonds wider than they had been, we are adding to sectors such as hospitals, investor-owned utilities, industrial development, and pollution control revenue bonds. Their yield premiums have doubled or tripled over the last six months, making these sectors more appealing. For the foreseeable future, we believe these yield spreads will remain under pressure, and while we may be early, we think they will significantly outperform high-quality issues over the long term.

Finally, we continued our longer-term effort to reduce exposure to bonds subject to the AMT, decreasing the portfolio’s allotment by another one percentage point to 8% of the portfolio at the end of February; this is significantly below the 16% level of 18 months ago. Cutting our exposure here has benefited returns since AMT spreads have widened significantly.

TAX-FREE INCOME FUND
In a challenging environment for long-term tax-free bonds, the fund lost ground over the past six months, returning -1.01%. Fund performance was ahead of the benchmark’s, however, as the Lipper average returned -2.14%. For the 12 months ended February 29, 2008, returns were -1.98% for the fund versus -3.59% for the peer group. (Performance for the Advisor Class was slightly lower, reflecting its higher expenses, but was still above the Lipper averages.)

Your fund ended its fiscal year on a weak note; in fact, at the lowest point of the past 12 months. While it is never pleasant to report a negative return, we are pleased that our results were significantly better than the peer group average for the last six months and year as interest rates rose and yield spreads widened. We structured the portfolio over time to weather a significant market downturn, although we certainly didn’t anticipate all the events that threatened this market over the past year. We believe the current environment of poor liquidity and risk aversion is overdone and the yields offered for municipal bonds today offer a significant opportunity.

We have historically been light on municipal bond insurance exposure, preferring to use our own credit research to buy uninsured bonds. Whenever we bought insured bonds, we always reviewed the underlying credit to make sure it was something we would like to own even without insurance. Our direct exposure to bond insurance in the portfolio is about 27% compared with 45% for the overall market. Our underweight in the sector and our focus on underlying credit quality benefited the portfolio as both insured bonds generally and insured bonds with weak underlying credits performed poorly.

At the same time, about 24% of the portfolio is invested in prerefunded and escrowed-to-maturity bonds, where the original proceeds have been escrowed to maturity or first call date with U.S. Treasury bonds. As the flight to quality intensified and Treasury bonds rallied, a significant percentage of the portfolio was protected from risk aversion and credit worries. Our overall portfolio structure also helped. The older seasoned bonds with higher coupons and shorter call dates outperformed the broader market as interest rates backed up, especially in the longer maturities.

Lower-quality credits performed poorly, especially municipal bonds with indirect corporate exposure, such as municipal utility and tobacco securitization bonds. These bonds were hurt not only by the interest rate environment but also by pressure on the corporate bond market. Hospital bonds, life care projects, and housing bonds—basically real estate-related investments—lagged the overall market as well. Fortunately, our practice of increasing diversification as we step down in credit quality means that we avoid having large exposure to any single issuer that could materially impact returns.

While the portfolio was not immune to the myriad problems infecting the municipal market, we also saw that we had some room to reinvest in new positions with much higher yields. Since the fall, we have been gradually increasing exposure to lower-rated bonds that our analysts like. In some cases, we think the elevated yields are more related to the lack of liquidity than to real credit concerns. We also saw a chance to buy insured bonds when the market was assigning no value to the insurance and we liked the underlying credits. February offered some unusual opportunities to buy bonds at yields we haven’t seen since the early part of the decade.

Our trading volume has increased with these additions, as we have undertaken loss swaps—selling a bond at a loss and simultaneously reinvesting the proceeds in a new bond with a higher coupon and more income to distribute. The losses are valuable to the portfolio because we can carry them forward for a number of years to offset any recognized gains that we would otherwise distribute.

Following the end of the fund’s fiscal year, the market bounced back 3% in a single week. This does not mean that we are on the road to recovery, but it does suggest that things can get overdone and investors will step in when they see exceptional value. We have kept some powder dry to participate when we see opportunities, and we will use the new environment to benefit the portfolio as we can.

TAX-FREE HIGH YIELD FUND
The Tax-Free High Yield Fund returned -3.84% over the past six months and -6.18% for the 12 months ended February 29, 2008. While the returns were negative, they were substantially ahead of the results for the Lipper average in both periods in an extremely difficult environment for high-yield tax-exempt bonds and for municipal bonds in general. Lower-quality municipals continued to trail the returns of their higher-quality counterparts.

It was particularly challenging for medium- and lower-quality municipals from August 2007 through February 2008. Risk premiums in many segments of the fixed-income market adjusted markedly higher, and municipals followed suit. This aggressive adjustment followed a period of expensive valuations, which we discussed in detail in earlier letters to shareholders. During the past 12 months, your fund maintained a considerable position (more than 8%) in prerefunded bonds backed by Treasuries as part of our defensive strategy. These holdings were in the intermediate area of the maturity spectrum and contributed significantly to our returns versus the benchmark as the yield curve steepened and investors sought the safety of higher-quality bonds. (See Glossary for a definition of the yield curve.) Toward the end of the period, we reduced our position in prerefunded bonds and redeployed the proceeds into higher-yielding securities.

Our holdings in corporate-backed industrial revenue bonds fared better than many other areas of the municipal market. We emphasized defensively structured bonds with high coupons and shorter call options—a strategy that paid off. The additional coupon income from these bonds cushioned the volatility in bond prices, and the shorter call structure tied the performance of these bonds closer to the intermediate area of the curve.

We entered the 12-month period with relatively low exposure to tobacco securitization bonds. The market encountered a historically large issuance of these bonds, which had a profoundly negative effect on returns for this sector. At that point, we opportunistically utilized this spate of new supply to move the portfolio closer to a market weighting in the group. We believe that litigation risks in the sector have decreased, while valuations have adjusted to compelling levels due to heavy issuance. We also maintained a considerable underweight in land-secured debt, as we were skeptical of special tax infrastructure bonds, whose revenues are derived from future real estate development, particularly in Florida, California, and Nevada. We expect these bonds to struggle as problems in the residential real estate market persist in those states.

Our holdings in life care revenue bonds detracted from results, as returns for the sector overall were impaired by concerns about projects that are ramping up occupancy during an economic and real estate slowdown. However, we had significant exposure to life care revenue bonds with solid balance sheets, backed by seasoned projects with strong occupancy and operating history, which helped somewhat on a relative basis.

In addition, the portfolio had low exposure to monoline insurers, and we always scrutinize the underlying credit as part of our research process. Going forward, we believe periods of volatility and credit market unrest create opportunities for mindful, research-driven investors. The municipal bond market is fundamentally sound. Current valuations of both high- and lower-quality municipals versus Treasuries and other taxable benchmarks are exceptionally attractive based on historical norms. We will continue to rely on our disciplined, risk-aware investment process to take advantage of opportunities within our segment of the municipal market.

OUTLOOK

Since last August, the Federal Reserve has slashed the fed funds target rate and introduced a series of measures to prevent ongoing financial market disruptions from spilling over into the broader economy. Nevertheless, the housing sector continues to weaken, and the likelihood of slower economic and job growth in the months ahead should permit the Fed to authorize additional interest rate cuts.

We believe the relative weakness of tax-free securities and the widening of credit spreads between higher- and lower-quality municipal securities in the last six months has been driven primarily by the flight to U.S. government securities and reduced liquidity, rather than by fundamental municipal credit concerns. In light of generally favorable fundamentals for the municipal market, municipals now offer very compelling valuations relative to taxable bonds, in our view, for investors in all tax brackets. In fact, valuations are more attractive than at any time in recent memory.

T. Rowe Price’s municipal bond portfolio managers and credit analysts are monitoring the municipal market very carefully and are identifyingopportunities to invest in securities with attractive yields and a good risk/reward tradeoff. Before investing, we will continue to rely on our rigorous, independent research to evaluate the fundamental merits of the issuer of each security under consideration.

Thank you for your confidence in our investment management abilities.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Tax-Exempt Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Tax-Free Short-Intermediate Fund

Konstantine B. Mallas and Mary J. Miller
Co-chairs of the Investment Advisory Committee
Tax-Free Income Fund

James M. Murphy
Chairman of the Investment Advisory Committee
Tax-Free High Yield Fund

March 18, 2008

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

Effective November 1, 2007, Konstantine B. Mallas became co-chairman of the Investment Advisory Committee of the Tax-Free Income Fund along with Mary J. Miller. Mr. Mallas joined T. Rowe Price in 1987 and has been managing investments since 1991.

RISKS OF FIXED-INCOME INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded, or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield bonds could have greater price declines than funds that invest primarily in high-quality bonds. Municipalities issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Auction-rate securities (ARS): A type of security used in municipal financing. Although these securities have long-term maturities, their interest rates are reset every seven, 25, or 35 days through an auction process.

Average maturity: For a bond fund, the average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive and, consequently, less volatile portfolio.

Basis points: One hundred basis points equal one percentage point.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds with maturities greater than two years selected from issues larger than $75 million.

Lehman Brothers U.S. Aggregate Index: An unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities of investment-grade quality or better, with at least one year to maturity and an outstanding par value of at least $250 million.

Libor rate: The London Interbank Offered Rate, which is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Tender option bond: Obligations that grant the bondholder the right to require the issuer, or a specified third party acting as agent for the issuer, to purchase the bonds, usually at par, at a specified time prior to maturity or upon the occurrence of certain events or conditions.

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Yield curve: A graphic depiction of the relationship among the yields for similar bonds with different maturities. A yield curve is positive when short-term yields are lower than long-term yields and negative when short-term yields are higher than long-term yields.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that a fund may have two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 97.5%		
Alabama 0.6%		
Birmingham, GO, 5.25%, 5/1/08	2,110	2,116
Jefferson County, Sewer Revenue, 5.00%, 2/1/33 (Prerefunded 2/1/09) (1)(2)	4,000	4,137
		6,253
Alaska 0.5%		
Valdez Marine Terminal, BP Pipeline, VRDN, 3.50%, 7/1/37	5,400	5,400
Valdez Marine Terminal, BP Pipeline, VRDN, 3.50%, 7/1/37	500	500
		5,900
Arizona 2.1%		
City of Tempe, Transit Excise Tax, VRDN, 3.03%, 7/1/37	10,000	10,000
Phoenix, GO, VRDN, 3.35%, 7/1/21	2,055	2,055
Salt River Project Agricultural Improvement & Power, TECP 1.24%, 3/7/08	1,000	1,000
Salt River Project Agricultural Improvement & Power, VRDN 3.16%, 1/1/37	2,858	2,858
Salt River Project Agricultural Improvement & Power, VRDN 3.22%, 1/1/31	7,440	7,440
		23,353
Arkansas 0.3%		
Arkansas, Federal Highway Grant, GO, 4.00%, 8/1/08	2,100	2,102
Arkansas, Federal Highway Grant, GO, 5.50%, 8/1/08	1,075	1,083
		3,185
Colorado 0.2%		
Denver City & County IDRB, W.W. Grainger, VRDN 3.15%, 12/1/09	2,190	2,190
		2,190

Delaware 2.0%		
Delaware, GO, 5.00%, 1/1/09	1,500	1,529
Delaware HFA, Beebe Medical Center, VRDN, 3.18%, 6/1/30	19,770	19,770
		21,299
District of Columbia 0.3%		
District of Columbia, Maret School, VRDN, 3.25%, 10/1/33	3,225	3,225
		3,225
Florida 10.0%		
Florida Board of Ed., GO, VRDN, 3.31%, 6/1/13 (1)	6,495	6,495
Florida Board of Ed., GO, VRDN, 3.35%, 6/1/28	5,285	5,285
Florida Board of Ed., GO, VRDN, 3.41%, 6/1/15	3,995	3,995
Florida Board of Ed., GO, VRDN, 3.41%, 6/1/15	3,395	3,395
Gainesville Regional Utilities, VRDN, 2.90%, 10/1/36	10,000	10,000
Gainesville Regional Utilities, VRDN, 2.95%, 10/1/38	6,000	6,000
Highlands County HFA, Adventist Health/Sunbelt, VRDN 2.97%, 11/15/09	2,835	2,835
Hillsborough County IDA, Goodwill Industries-Suncoast, VRDN 3.25%, 11/1/21	4,700	4,700
Jacksonville Electric Auth., VRDN, 3.28%, 10/1/36	9,000	9,000
Jacksonville Electric Auth., Water & Sewer, VRDN 3.00%, 10/1/36	12,000	12,000
Jacksonville HFA, Baptist Health, VRDN, 3.50%, 8/15/21	2,000	2,000
Lehman Trust, Florida Board of Ed., GO, VRDN, 3.40%, 6/1/21	1,900	1,900
Merrill Lynch, Baptist Health South Florida, VRDN 3.20%, 8/15/42	8,375	8,375
Merrill Lynch, Florida Board of Ed., GO, VRDN, 3.18%, 6/1/28	10,995	10,995
Orlando Utilities Commission, Water & Electric, 5.00%, 10/1/25 (Tender 10/1/08)	1,000	1,013
South Miami HFA, Baptist Health, VRDN, 3.19%, 8/15/37	10,660	10,660
South Miami HFA, Baptist Health, VRDN, 3.19%, 8/15/42	4,665	4,665

Univ. of South Florida Fin. Corp., College of Medical Health COP, VRDN, 3.12%, 7/1/37	4,500	4,500
		107,813
Georgia 4.7%		
Athens-Clarke Dev. Auth., Unified Gov't., Univ. of Georgia Athletic Assoc., VRDN, 3.65%, 7/1/35	6,835	6,835
DeKalb County Water & Sewer, VRDN, 3.20%, 10/1/35	6,615	6,615
DeKalb Private Hosp. Auth., Children's Healthcare, VRDN 3.24%, 12/1/28	4,150	4,150
Forsyth County School Dist., GO, 5.50%, 2/1/09	1,000	1,030
Georgia, GO, 6.30%, 3/1/08	2,000	2,000
Georgia, GO, 6.70%, 8/1/08	550	561
Georgia, GO, VRDN, 3.41%, 7/1/10	9,890	9,890
Georgia, GO, VRDN, 3.41%, 6/1/12	2,340	2,340
Georgia Private Colleges & Univ. Auth., Emory Univ., TECP 3.58%, 3/6/08	2,750	2,750
Georgia Private Colleges & Univ. Auth., Emory Univ., VRDN 2.90%, 9/1/33	1,490	1,490
Georgia Road & Tollway Auth., Federal Highway Grant 5.00%, 6/1/08	7,000	7,026
Lehman Trust, Georgia, GO, VRDN, 3.37%, 7/1/20	6,100	6,100
		50,787
Illinois 6.7%		
Eclipse Funding Trust, Illinois Toll Highway Auth., VRDN 3.20%, 1/1/31 (3)	9,975	9,975
Eclipse Funding Trust, Illinois, GO, VRDN, 3.25%, 3/1/12 (4)(5)	400	400
Illinois, Build Illinois Sales Tax, 5.00%, 6/15/08	1,050	1,055
Illinois, Build Illinois Sales Tax, 5.25%, 6/15/08	2,900	2,913
Illinois, GO, 4.50%, 1/1/09	3,300	3,360
Illinois, GO, 5.25%, 8/1/08	1,360	1,369

Illinois, GO, 5.25%, 2/1/09 (1)	1,000	1,029
Illinois, GO, VRDN, 3.66%, 11/1/12 (4)	2,000	2,000
Illinois EFA, Univ. of Chicago, 4.00%, 7/1/36 (Tender 7/1/08)	2,235	2,237
Illinois HFA, Northwestern Memorial Hosp., VRDN 3.45%, 8/15/38	700	700
Lehman Trust, Metropolitan Water Reclamation Dist. of Greater Chicago, GO, VRDN, 3.37%, 12/1/32	6,295	6,295
Lehman Trust, Northwestern Univ., VRDN, 3.42%, 12/1/38	4,900	4,900
Merrill Lynch, Metropolitan Water Reclamation Dist. of Greater Chicago, GO, VRDN, 3.20%, 12/1/35	3,995	3,995
Metropolitan Water Reclamation Dist. of Greater Chicago, GO VRDN, 3.19%, 12/1/29	11,525	11,525
Regional Transportation Auth., VRDN, 2.90%, 6/1/25	21,285	21,285
		73,038
Indiana 1.8%		
Indiana Health & Ed. Fac. Fin. Auth., Ascension Health, VRDN 3.16%, 11/15/36	10,000	10,000
Indiana HFFA, Ascension Health, 5.00%, 5/1/08	4,500	4,511
Indiana Univ., VRDN, 3.41%, 12/15/15	1,490	1,490
Lehman Trust, Indiana Revolving Fund Program, VRDN 3.37%, 2/1/27	4,000	4,000
		20,001
Iowa 1.6%		
Iowa, TRAN, 4.00%, 6/30/08	17,000	17,046
		17,046
Kansas 1.1%		
Kansas Dev. Fin. Auth., Sisters of Charity of Leavenworth, VRDN 3.50%, 12/1/19	1,700	1,700
Kansas DOT, 4.00%, 9/1/08	1,000	1,009

Kansas DOT, VRDN, 2.97%, 9/1/24	9,325	9,325
		12,034
Louisiana 1.6%		
Louisiana Gas & Fuels, VRDN, 3.41%, 5/1/14 (3)	4,990	4,990
Plaquemines Port Harbor & Terminal Dist., Chevron, PCR 3.85%, 9/1/08 (Tender 9/1/08)	7,500	7,525
Reset Optional Certificates Trust II, Louisiana Gas, VRDN 5.24%, 5/1/41 (1)	5,000	5,000
St. Charles Parish, Shell Oil, PCR, VRDN, 3.50%, 10/1/22	400	400
		17,915
Maryland 10.0%		
Maryland, GO, VRDN, 3.41%, 8/15/11	9,970	9,970
Maryland, State & Local Fac., GO, 5.00%, 3/1/09	2,000	2,056
Maryland, State & Local Fac., GO, 5.50%, 3/1/09	2,000	2,066
Maryland Economic Dev. Corp., Providence Center, VRDN 3.16%, 5/3/27	2,000	2,000
Maryland HHEFA, Adventist Healthcare, VRDN, 3.15%, 1/1/35	9,000	9,000
Maryland HHEFA, Archdiocese of Baltimore, VRDN 3.17%, 7/1/37	9,000	9,000
Maryland HHEFA, Charlestown Community, VRDN 3.10%, 1/1/28	5,600	5,600
Maryland HHEFA, Indian Creek School, VRDN, 3.16%, 12/1/29	11,960	11,960
Maryland HHEFA, Johns Hopkins Univ., TECP, 3.38%, 4/7/08	10,000	10,000
Maryland HHEFA, Johns Hopkins Univ., VRDN, 3.05%, 7/1/36	3,000	3,000
Maryland HHEFA, Kennedy Krieger Institute, VRDN 3.25%, 7/1/36 (6)	9,100	9,100
Maryland HHEFA, Mercy Ridge, VRDN, 3.13%, 4/1/31	8,110	8,110
Maryland HHEFA, Norwood School, VRDN, 2.40%, 11/1/25	2,025	2,025
Maryland HHEFA, Roland Park Country School, VRDN 3.25%, 6/1/37	9,000	9,000

Maryland Ind. Dev. Fin. Auth., National Aquarium in Baltimore VRDN, 3.24%, 11/1/26	1,000	1,000
Montgomery County, BAN, GO, VRDN, 3.88%, 6/1/26	900	900
Montgomery County, BAN, GO, VRDN 3.15%, 6/1/26	3,300	3,300
Montgomery County, Howard Hughes Medical Institute, VRDN, 3.20%, 10/15/20	8,500	8,500
Westminster, Carroll Lutheran Village, VRDN 3.15%, 5/1/34	1,350	1,350
		107,937
Massachusetts 1.1%		
Massachusetts, 6.50%, 8/1/08 (7)	2,010	2,034
Massachusetts Bay Transportation Auth., Sales Tax, VRDN 3.41%, 1/1/28	5,195	5,195
Massachusetts School Building Auth., Sales Tax 5.00%, 8/15/08	2,500	2,515
Massachusetts Water Pollution Abatement Trust, PCR, VRDN 3.41%, 2/1/21	2,000	2,000
		11,744
Michigan 3.0%		
Michigan, Federal Highway Reserve, VRDN, 3.45%, 9/15/22 (3)	9,930	9,930
Michigan Municipal Bond Auth., Revolving Fund, VRDN 3.35%, 10/1/23	5,260	5,260
Univ. of Michigan Hosp., 5.00%, 12/1/08	3,175	3,230
Univ. of Michigan Hosp., VRDN, 4.00%, 12/1/24	9,700	9,700
Univ. of Michigan Hosp., VRDN, 4.00%, 12/1/35	4,400	4,400
		32,520
Minnesota 2.3%		
Merrill Lynch, Minnesota, GO, VRDN, 3.17%, 8/1/26	5,515	5,515
Minnesota, GO, VRDN, 3.16%, 10/1/21	4,205	4,205
Minnesota, GO, VRDN, 3.17%, 11/1/26	12,180	12,180

New Mexico 0.7%		
New Mexico, GO, TRAN, 3.75%, 6/30/08	7,500	7,521
		7,521
New York 1.6%		
New York City, GO, VRDN, 3.00%, 1/1/36	95	95
New York Power Auth., GO, 2.10%, 3/1/20 (Tender 9/1/08)	2,000	2,000
Troy IDA, Rensselaer Polytechnic, VRDN, 2.90%, 9/1/37	6,200	6,200
Troy IDA, Rensselaer Polytechnic, VRDN, 3.00%, 9/1/37	5,000	5,000
Westchester County, GO, 3.50%, 11/15/08	3,745	3,750
		17,045
North Carolina 5.1%		
Charlotte, TECP, 2.15%, 10/23/08	3,963	3,963
Charlotte, BAN, GO, TECP, 2.70%, 10/9/08	3,497	3,497
Charlotte, BAN, GO, TECP, 2.95%, 9/11/08	4,000	4,000
Charlotte, BAN, GO, TECP, 3.55%, 6/12/08	3,000	3,000
Charlotte, Cultural Arts Fac., TECP, 3.55%, 6/17/08	1,233	1,233
Charlotte, GO, 4.50%, 2/1/09	1,000	1,022
Charlotte, GO, VRDN, 3.41%, 6/1/10	3,785	3,785
Charlotte-Mecklenberg Hosp. Auth., VRDN, 3.50%, 1/15/26	3,600	3,600
North Carolina, GO, VRDN, 3.16%, 3/1/23	5,410	5,410
North Carolina Capital Fac. Fin. Agency, Duke Univ., VRDN 3.16%, 10/1/44	2,518	2,518
North Carolina Capital Fac. Fin. Agency, Duke Univ., VRDN 3.16%, 10/1/44	11,069	11,069
Univ. of North Carolina Chapel Hill, Board of Governors, VRDN 3.16%, 12/1/34	4,630	4,630
Univ. of North Carolina Chapel Hill, Board of Governors, VRDN 3.19%, 12/1/36	2,090	2,090

Winston-Salem, Water & Sewer, VRDN, 3.19%, 6/1/37	5,000	5,000
		54,817
Ohio 5.2%		
Columbus, GO, VRDN, 3.19%, 9/1/20	4,890	4,890
Columbus, Sewer, VRDN, 3.16%, 6/1/28	4,555	4,555
Columbus, Sewer, VRDN, 3.30%, 6/1/32 (Tender 5/1/08)	3,530	3,530
Columbus, Sewer, VRDN, 3.41%, 12/1/15	2,650	2,650
Merrill Lynch, Ohio, GO, VRDN, 3.19%, 3/1/26	2,445	2,445
Ohio, Common Schools, GO, 4.00%, 9/15/08	1,000	1,007
Ohio, Common Schools, GO, VRDN, 3.00%, 6/15/26	5,000	5,000
Ohio, GO, VRDN, 3.41%, 3/1/14	2,585	2,585
Ohio Air Quality Dev. Auth., FirstEnergy, VRDN, 3.00%, 12/1/23	5,000	5,000
Ohio Building Auth., Administration Building, 5.00%, 4/1/08 (3)	1,835	1,837
Ohio Building Auth., Administration Building, 5.25%, 10/1/08	800	812
Ohio State Univ., VRDN, 3.41%, 12/1/11	1,730	1,730
Ohio Turnpike, VRDN, 3.50%, 2/15/24 (1)	7,940	7,940
Ohio Water Dev. Auth., Fresh Water, VRDN, 3.19%, 12/1/34	11,940	11,940
		55,921
Pennsylvania 0.8%		
Pennsylvania, GO, VRDN, 3.19%, 3/1/23	2,505	2,505
Pennsylvania, GO, VRDN, 3.41%, 5/1/15	5,000	5,000
Philadelphia Hosp. & Higher Ed. Fac., Jefferson Health 5.00%, 5/15/08	1,000	1,005
		8,510
South Carolina 1.0%		
South Carolina, GO, VRDN, 3.41%, 1/1/10	10,805	10,805
		10,805

South Dakota 1.7%

South Dakota HEFA, Sioux Valley Hosp., Sanford Health, VRDN 3.21%, 11/1/14	13,335	13,335
South Dakota HEFA, Sioux Valley Hosp., Sanford Health, VRDN 3.21%, 11/1/34	4,760	4,760
		18,095

Tennessee 0.3%

Shelby County Health, Ed. & Housing Board, St. Jude Children's Research Hosp., VRDN, 3.19%, 7/1/36	3,000	3,000
		3,000

Texas 17.3%

Dallas, Water & Sewer, 5.00%, 10/1/08	1,270	1,287
Dallas Area Rapid Transit, VRDN, 3.22%, 12/1/31 (4)	2,000	2,000
Eclipse Funding Trust, Dallas Area Rapid Transit, VRDN 3.26%, 12/1/32 (4)	4,940	4,940
Eclipse Funding Trust, North East Independent School Dist., GO VRDN, 3.22%, 8/1/37	5,000	5,000
Harris County, Certificates of Obligation, GO, 5.00%, 8/15/08	1,000	1,006
Harris County, GO, TECP, 3.00%, 3/7/08	830	830
Harris County, GO, TECP, 3.00%, 3/7/08	350	350
Harris County, GO, TECP, 3.00%, 4/11/08	460	460
Harris County, GO, TECP, 3.40%, 3/7/08	510	510
Harris County, GO, TECP, 3.48%, 3/7/08	335	335
Harris County, GO, TECP, 3.48%, 3/7/08	1,260	1,260
Harris County, GO, TECP, 3.55%, 4/11/08	1,200	1,200
Harris County Flood Control Dist., GO, VRDN, 3.41%, 10/1/14	1,315	1,315
Houston Higher Ed. Fin. Corp., Rice Univ., VRDN 3.16%, 5/15/47	5,392	5,392
Houston Independent School Dist., GO, VRDN, 3.77%, 6/15/31 (Tender 6/15/08)	4,000	4,000

Houston Independent School Dist., GO, 5.00%, 2/15/09	2,000	2,044
Lehman Trust, Texas Transportation Commission, VRDN 3.37%, 4/1/25	7,000	7,000
Merrill Lynch, Texas, GO, VRDN, 3.31%, 4/1/34	5,005	5,005
North East Independent School Dist., GO, VRDN, 3.41%, 8/1/32	5,195	5,195
North Texas Tollway Auth., BAN, 4.125%, 11/19/08	48,000	48,019
Northwest Independent School Dist., GO, VRDN 3.19%, 2/15/27	2,595	2,595
San Antonio, Certificates of Obligation, GO, 4.00%, 8/1/08	12,130	12,164
Spring Independent School Dist., GO, VRDN, 3.21%, 8/15/33	1,785	1,785
Texas, GO, VRDN, 3.19%, 4/1/35	3,000	3,000
Texas, GO, TRAN, 4.50%, 8/28/08	42,000	42,163
Texas A&M Univ., Permanent Univ. Funding, VRDN 3.19%, 7/1/36	5,605	5,605
Texas Transportation Commission, VRDN, 3.35%, 4/1/26	5,195	5,195
Texas Turnpike Auth., Central Texas Turnpike, BAN 4.00%, 6/1/08	2,000	2,001
Texas Turnpike Auth., Central Texas Turnpike, BAN 5.00%, 6/1/08	600	603
Texas Water Dev. Board, VRDN, 3.16%, 7/15/27	2,985	2,985
Texas Water Dev. Board, VRDN, 3.16%, 7/15/27	7,500	7,500
Univ. of Texas, Board of Regents, 5.00%, 8/15/08	500	505
Univ. of Texas, Permanent Univ. Funding, VRDN, 3.19%, 7/1/35	3,600	3,600
		186,849
Utah 2.4%		
Intermountain Power Agency, VRDN, 3.50%, 7/1/14 (Tender 3/17/08) (4)	12,000	12,000
Intermountain Power Agency, VRDN, 3.51%, 7/1/15 (Tender 3/17/08) (4)	14,000	14,000
		26,000

Wisconsin 0.1%

Wisconsin Clean Water, 4.00%, 6/1/08	1,070	1,072
		1,072
Total Municipal Securities (Cost $1,053,824)		1,053,824
Total Investments in Securities		
97.5% of Net Assets (Cost $1,053,824)		**$ 1,053,824**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Insured by Financial Guaranty Insurance Company
(2) Prerefunded date is used in determining portfolio maturity.
(3) Insured by Financial Security Assurance Inc.
(4) Insured by AMBAC Assurance Corp.
(5) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period end amounts to $400 and represents 0.0% of net assets.
(6) Insured by Radian Asset Assurance Inc.
(7) Escrowed to maturity
(8) Insured by Assured Guaranty US Holdings
(9) Insured by MBIA Insurance Corp.

BAN Bond Anticipation Note
COP Certificate of Participation
DOT Department of Transportation
EFA Educational Facility Authority
GO General Obligation
HEFA Health & Educational Facility Authority
HFA Health Facility Authority
HFFA Health Facility Financing Authority
HHEFA Health & Higher Educational Facility Authority
IDA Industrial Development Authority/Agency
IDRB Industrial Development Revenue Bond
PCR Pollution Control Revenue
TECP Tax-Exempt Commercial Paper
TRAN Tax Revenue Anticipation Note
VRDN Variable Rate Demand Note under which the holder has the right to sell the security to the issuer or the issuer's agent at a predetermined price (generally par) on specified dates (generally daily or weekly) upon required notification; such specified dates are considered the effective maturity for purposes of the fund's weighted average maturity; rate shown is effective rate at period-end and maturity date shown is final maturity.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Tax-Exempt Money Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on April 8, 1981. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest current income exempt from federal income taxes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

New Accounting Pronouncements Effective August 31, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning March 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult due to substantial delays and additional costs related to their restrictions.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended February 29, 2008, totaled $30,742,000 and were characterized as tax-exempt income for tax purposes. At February 29, 2008, the tax-basis components of net assets were as follows:

For the year ended February 29, 2008, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain or undistributed income on which the fund paid tax. Results of operations and net assets were not affected by these reclassifications.

At February 29, 2008, the cost of investments for federal income tax purposes was $1,053,824,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 29, 2008, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended February 29, 2008, expenses incurred pursuant to these service agreements were $127,000 for Price Associates and $283,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

As of February 29, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 169,299,790 shares of the fund, representing 16% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Tax-Exempt Money Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Tax-Exempt Money Fund, Inc. (the “Fund”) at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 11, 2008

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/29/08

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $32,000 from long-term capital gains, subject to the 15% rate gains category

• $31,060,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
1983	present); Director, Mercantile Bankshares (2002 to 2007); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (10/95 to present); Chairman, The Haven Group, a cus-
2001	tom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Chairman,
(1938)	Canyon Resources Corp. (8/07 to present); Director, Golden Star
2001	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Eli Lilly and Company, and
Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
1992	Advisors, L.P. (10/92 to present)

*Each independent director oversees 122 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[122]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services Limited,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of
the Board, all funds

Mary J. Miller, CFA	Director, T. Rowe Price Trust Company; Director and Vice President,
(1955)	T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; Vice President,
2004	Tax-Exempt Money
[38]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Tax-Exempt Money Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Tax-Exempt Money Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

M. Helena Condez (1962)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Tax-Exempt
Money Fund

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Tax-Exempt Money Fund	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Tax-Exempt Money Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Tax-Exempt	T. Rowe Price; Vice President, T. Rowe Price
Money Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Tax-Exempt Money Fund	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Tax-Exempt Money Fund	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Tax-Exempt Money Fund	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Tax-Exempt Money Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Tax-Exempt Money Fund	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
President, Tax-Exempt Money Fund	Group, Inc.

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Tax-Exempt Money Fund	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Tax-Exempt Money Fund

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Tax-Exempt Money Fund	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,486,000 and $1,263,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Exempt Money Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 18, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	April 18, 2008